EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Daniel J. Starks, John C. Heinmiller and Kevin T. O'Malley, each with full power to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of St. Jude Medical, Inc. for the fiscal year ended December 31, 2004, and any or all amendments to said Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such other authorities as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed on this 11th day of March, 2005, by the following persons.

/s/ DANIEL J. STARKS                       /s/ MICHAEL A. ROCCA
---------------------------------          ---------------------------------
Daniel J. Starks                           Michael A. Rocca
Chairman, President and                    Director
Chief Executive Officer
(Principal Executive Officer)

/s/ JOHN C. HEINMILLER                     /s/ DAVID A. THOMPSON
---------------------------------          ---------------------------------
John C. Heinmiller                         David A. Thompson
Executive Vice President and               Director
Chief Financial Officer
(Principal Financial and
Accounting Officer)

/s/ RICHARD R. DEVENUTI
---------------------------------          ---------------------------------
Richard R. Devenuti                        Stefan K. Widensohler
Director                                   Director

/s/ STUART M. ESSIG                        /s/ WENDY L. YARNO
---------------------------------          ---------------------------------
Stuart M. Essig                            Wendy L. Yarno
Director                                   Director

/s/ THOMAS H. GARRETT III                  /s/ FRANK C-P YIN
---------------------------------          ---------------------------------
Thomas H. Garrett III                      Frank C-P Yin
Director                                   Director